                                                                    Exhibit 24.1

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitute and appoints each of Robert H. Lutz, Jr., Robert L. Adair III and L. Keith Blackwell, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, acting alone, to sign, execute and file with the Securities and Exchange Commission and any state securities regulatory board or commission any documents relating to the proposed issuance and registration of the securities offered pursuant to the Registration Statement of AMRESCO, INC. on Form S-3 under the Securities Act of 1933, including any amendment or amendments relating thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done.


                      SIGNATURE                                        TITLE                              DATE
                /s/ ROBERT H. LUTZ, JR.                   Chairman of the Board and Chief          September 8, 1997
 --------------------------------------------------              Executive Officer
                 Robert H. Lutz, Jr.

                /s/ ROBERT L. ADAIR III                    Director, President and Chief           September 8, 1997
 --------------------------------------------------              Operating Officer
                 Robert L. Adair III
                /s/ BARRY L. EDWARDS                     Executive Vice President and Chief        September 8, 1997
 --------------------------------------------------    Financial Officer (Principal Financial
                  Barry L. Edwards                                    Officer)


               /s/ JAMES P. COTTON, JR.                               Director                     September 8, 1997
 --------------------------------------------------
                James P. Cotton, Jr.

                /s/ RICHARD L. CRAVEY                                 Director                     September 8, 1997
 --------------------------------------------------
                  Richard L. Cravey

               /s/ GERALD E. EICKHOFF                                 Director                     September 8, 1997
 --------------------------------------------------
                 Gerald E. Eickhoff
                /s/ AMY J. JORGENSEN                                  Director                     September 8, 1997
 --------------------------------------------------
                  Amy J. Jorgensen

              /s/ JOHN J. MCDONOUGH                                   Director                     September 8, 1997
 --------------------------------------------------
                 John J. McDonough

              /s/ BRUCE W. SCHNITZER                                  Director                     September 8, 1997
 --------------------------------------------------
                 Bruce W. Schnitzer

              /s/ EDWIN A. WAHLEN, JR.                                Director                     September 8, 1997
 --------------------------------------------------
                Edwin A. Wahlen, Jr.
               /s/ RONALD B. KIRKLAND                   Vice President and Chief Accounting        September 8, 1997
 --------------------------------------------------    Officer (Principal Accounting Officer)
                 Ronald B. Kirkland